UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 28, 2016 (April 27, 2016)
Date of Report (Date of earliest event reported)

STEWART INFORMATION SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02658 (Commission File Number)	74-1677330 (IRS Employer Identification No.)

1980 Post Oak Blvd. Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference to this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 and Item 5.07 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03. As previously disclosed on the Current Report on Form 8-K filed with the SEC on January 27, 2016, on January 26, 2016, Stewart Information Services Corporation, a Delaware corporation (the “Company”), entered into an exchange agreement (the “Exchange Agreement”), with Malcolm S. Morris, Matthew William Morris, Stewart Morris, Jr., Morris Children Heritage Trust and Stewart Security Capital, LP, which collectively constitute all of the holders of the Company’s Class B common stock (the “Class B Stockholders”), par value $1.00 per share (the “Class B Stock”), relating to the exchange of the Class B Stock for the Company’s common stock, par value $1.00 per share (the “Common Stock”), and cash, pursuant to which the dual class capital structure of the Company would be eliminated.

On April 27, 2016, the Company held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved, among other things, the exchange of 1,050,012 shares of Class B Stock for 1,050,012 shares of Common Stock plus $12,000,000 in cash in the aggregate, in accordance with the terms of the Exchange Agreement. Following such stockholder approval, on April 27, 2016, the Company issued 1,050,012 shares of the Company’s Common Stock and paid $12,000,000 in cash to the Class B Stockholders in exchange for 1,050,012 shares of the Company’s Class B Common Stock. The Company believes that the exchange transaction was exempt from the registration requirements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

In connection with the closing of the exchange transaction and pursuant to the terms of the Exchange Agreement, on April 27, 2016, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Class B Stockholders, pursuant to which the Company has agreed to offer to register the shares of Common Stock issued to the Class B Stockholders in the event that the Company proposes to register any shares of its Common Stock under the Securities Act, subject to certain exemptions. The Company agreed to pay all registration expenses of the Class B Stockholders in the event of such a registration. The Registration Rights Agreement also includes customary provisions relating to indemnification and contribution. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting, the stockholders of the Company approved amendments to the Company’s Amended and Restated Certificate of Incorporation and the amendments became effective on that date following the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The terms of the amendments to the Company’s Amended and Restated Certificate of Incorporation are set forth in the proxy statement dated April 1, 2016 for the Company’s Annual Meeting (the “Proxy Statement”) under Proposal No. 5, Proposal No. 6 and Proposal No. 7, which are incorporated by reference herein. The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As previously reported, on January 26, 2016, the board of directors of the Company (the “Board”) approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”). The effectiveness of such amendments to the By-Laws was conditioned on stockholder approval of the Exchange Agreement. In addition, the elimination of the By-Law requiring six (6) of the nine (9) directors to take Board action was conditioned on stockholder approval of such elimination; the amendment to the By-Laws relating to the size of the Board was conditioned on stockholder approval of the Certificate of Amendment eliminating the requirement that the Board size be set at nine (9); and the amendments to the By-Laws relating to special meetings of stockholders and action by written consent of stockholders were conditioned on stockholder approval of the Certificate of Amendment relating to the elimination of stockholders’ ability to act by written consent and enabling twenty-five percent (25%) of stockholders to call a special meeting. The terms of all of such amendments to the By-Laws are set forth in the Proxy Statement under Proposal No. 5, Proposal No. 6, Proposal No. 7 and Proposal No. 8, which are incorporated by reference herein. The foregoing summary of the Company’s Third Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, 21,743,659 shares of the Company’s Common Stock were present in person or by proxy and 1,050,012 shares of the Company’s Class B Stock were present in person or by proxy. The Company’s stockholders voted on eight proposals and cast their votes as described below.

Proposal No. 1

The holders of the Company’s Common Stock (the “Common Stockholders”) elected five of the Company’s nine directors and the Company’s Class B Stockholders elected the remaining four of the Company’s nine directors, as set forth below:

	For	Withheld	Broker Non-Votes
Election of Directors by Common Stockholders
Arnaud Ajdler	19,823,375	532,163	1,388,121
James Chadwick	19,936,007	419,531	1,388,121
Glenn C. Christenson	20,172,455	183,083	1,388,121
Robert L. Clarke	18,755,885	1,599,653	1,388,121
Laurie C. Moore, aka Laurie Moore-Moore	18,722,764	1,632,774	1,388,121

Election of Directors by Class B Stockholders
Thomas G. Apel	1,050,012	0	0
Frank Keating	1,050,012	0	0
Malcom S. Morris	1,050,012	0	0
Stewart Morris, Jr.	1,050,012	0	0

Proposal No. 2

The Company’s stockholders cast their votes in favor of the advisory resolution regarding the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstentions	Broker Non-Votes
21,101,420	259,566	44,564	1,388,121

Proposal No. 3

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for 2016 as set forth below:

For	Against	Abstentions
22,602,429	117,420	73,822

Proposal No. 4

The Company’s stockholders cast their votes in favor of the exchange of the Company’s Class B Stock into Common Stock and cash as set forth below:

For	Against	Abstentions	Broker Non-Votes
21,340,967	56,112	8,471	1,388,121

Proposal No. 5

Each of the Company’s Common Stockholders and the Company’s Class B Stockholders cast their votes in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Stock and the provisions related thereto as set forth below:

Common Stockholders
For	Against	Abstentions	Broker Non-Votes
20,294,648	49,693	11,197	1,388,121

Class B Stockholders
For	Against	Abstentions	Broker Non-Votes
1,050,012	0	0	0

Proposal No. 6

The Company’s stockholders cast their votes in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the requirement that the Board size be set at nine (9) directors as set forth below:

For	Against	Abstentions	Broker Non-Votes
20,216,110	1,178,622	10,818	1,388,121

Proposal No. 7

The Company’s stockholders cast their votes in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit a special meeting of stockholders to be called by 25% or more of the stockholders and to eliminate the ability of stockholders to act by written consent as set forth below:

For	Against	Abstentions	Broker Non-Votes
20,771,401	625,373	8,776	1,388,121

Proposal No. 8

Each of the Company’s Common Stockholders and the Company’s Class B Stockholders cast their votes in favor of an amendment to the Company’s Amended and Restated By-Laws to eliminate the requirement that six (6) of the nine (9) directors approve Board action as set forth below:

Common Stockholders
For	Against	Abstentions	Broker Non-Votes
20,179,728	159,722	16,088	1,388,121

Class B Stockholders
For	Against	Abstentions	Broker Non-Votes
1,050,012	0	0	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit: No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on April 27, 2016
3.2	Third Amended and Restated By-Laws of the Company, effective as of April 27, 2016
10.1	Registration Rights Agreement, dated as of April 27, 2016, by and among the Company and the Class B Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ J. Allen Berryman
J. Allen Berryman, Chief Financial Officer, Secretary and Treasurer

Date: April 28, 2016

EXHIBIT INDEX

Exhibit: No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on April 27, 2016
3.2	Third Amended and Restated By-Laws of the Company, effective as of April 27, 2016
10.1	Registration Rights Agreement, dated as of April 27, 2016, by and among the Company and the Class B Stockholders